                                                                   EXHIBIT 10.42


                             ATG CATALYTICS L.L.C.
                             ---------------------
                              OPERATING AGREEMENT
                              -------------------

     THIS OPERATING AGREEMENT, dated as of the 1st day of December 1998, is adopted, executed and agreed to, for good and valuable consideration, by the Members, who are set forth on Schedule A attached hereto.
                              -----------

     WHEREAS, ATG CATALYTICS L.L.C. (the "LLC" or the "Company") has been formed as a limited liability company under the Delaware Limited Liability Company Act (the "Act") by the filing on November 30, 1998 of a Certificate of Formation (the "Certificate") in the office of the Secretary of State of the State of Delaware; and

     WHEREAS, the Members and the Company adopted an Operating Agreement wish to set out their respective rights, obligations and duties with respect to the Company and its business, management and operations; and

     WHEREAS, the Members wish to amend and restate their respective rights, obligations and duties with respect to the LLC and its business, management and operations.

     NOW, THEREFORE, in consideration of the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:


                                   ARTICLE I
                                   ---------
                                  Definitions
                                  -----------

     The following capitalized terms used in this Agreement shall have the respective meanings ascribed to them below:

     "Act" means the Delaware Limited Liability Company Act, in effect at the time of the initial filing of the Certificate with the Office of the Secretary of State of the State of Delaware, and as thereafter amended from time to time.

     "Affiliate" shall mean, with respect to any specified person or entity,
(i)any person or entity that directly or indirectly controls, is controlled by, or is under common control with such specified person or entity; (ii) any person or entity that directly or indirectly controls 10 percent or more of the outstanding equity securities of the specified entity or of which the specified person or entity is directly or indirectly the owner of 10 percent or more of any class of equity securities; (iii)any person or entity that is an officer of, director of, manager of, partner in, or trustee of, or serves in a similar capacity with respect to, the specified person or entity or of which the specified person or entity is an officer, director, partner, manager or trustee, or with respect to which the specified person or entity serves in a similar capacity; or (iv) any person that
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is a member of the immediate family (i.e., spouse, father, mother or sibling) of the specified person.

     "Bankruptcy" means the occurrence of any of the following events:

     (i)   a Member makes an assignment for the benefit of creditors;

     (ii)  a Member files a voluntary petition in bankruptcy;

     (iii) a Member is adjudged a bankrupt or insolvent, or has entered against it an order for relief, in any bankruptcy or insolvency proceeding;

     (iv) a Member files a petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation;

     (v) a Member files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against it in any proceeding of this nature;

     (vi) a Member seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of the Member or of all or any substantial part of his or her or its properties; or

     (vii) 120 days after the commencement of any proceeding against a Member seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, if the proceeding has not been dismissed, or if, within 90 days after the appointment without its consent or acquiescence of a trustee, receiver or liquidator of the Member or of all or any substantial part of its properties, the appointment is not vacated or stayed, or within 90 days after the expiration of any such stay, the appointment is not vacated.

     "Budget" means an annual operating budget of the LLC that has been approved by the Manager.

     "Capital Account" means a separate account maintained for each Member and adjusted in accordance with Treasury Regulations under Section 704 of the Code.

     "Certificate" means the Certificate of Formation creating the LLC, as it may, from time to time, be amended in accordance with the Act.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Common Units" means Common Units having the rights and obligations specified in this Agreement with respect to Common Units.

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     "Consent" means the consent or approval of the Members holding Units representing 51% or more of the Percentage Interests calculated solely with reference to Units that are entitled to vote.

     "Initial Capital Contribution" has the meaning specified in Section 3.01 below.

     "Legal Representative" means, with respect to any individual, a duly appointed executor, administrator, guardian, conservator, personal representative or other legal representative appointed as a result of the death or incompetency of such individual.

     "Liquidity Event" means a Public Offering or an Approved Sale.

     "Manager" shall refer to any person named to serve as a Manager in this Agreement and any person who becomes an additional, substitute or replacement Manager as permitted by this Agreement, in each such person's capacity as (and for the period during which such person serves as) a Manager of the LLC. "Managers" shall refer collectively to all of such persons in their capacities (and for the period during which such persons serve) as a Manager of the LLC.

     "Member" shall refer severally to any person named as a Member in this Agreement and any person who becomes an additional, substitute or replacement Member as permitted by this Agreement. "Members" shall refer collectively to all such persons.

     "Net Profits" and "Net Losses" mean the taxable income or loss, as the case may be, for a period as determined in accordance with Section 703(a) of the Code, computed with the following adjustments'

     (i) Any tax-exempt income received by the LLC shall be included as an item of gross income; and

     (ii) Any expenditure of the LLC described in Section 705(a)(2)(B) of the Code, including any expenditures treated as being described in Section 705(a)(2)(B) pursuant to Treasury Regulations under Section 704(b) of the Code, shall be treated as a deductible expense.

     "Non-Voting Common Units" means Units having the preferences, rights and obligations set forth in this Agreement with respect to Non-Voting Common Units; provided that such Units shall have no voting rights.

     "Percentage Interest" means the percentage interest (rounded to the third decimal) of a Member, calculated by using a numerator equal to the aggregate number of Units held by such Member and a denominator equal to the aggregate number of issued and outstanding Units.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Transfer" and any variation thereof shall refer to any sale, exchange, issuance, redemption, assignment, distribution, encumbrance, hypothecation, gift, pledge, retirement, resignation, transfer, or other withdrawal, disposition or alienation in any way (whether voluntarily, involuntarily or by operation of law) as to any interest as a Member. Transfer shall specifically, without limitation of the above, include assignments and distributions resulting from death, incompetency, Bankruptcy, liquidation and dissolution.

     "Units" means Common Units and Non-Voting Common Units, as further defined in Section 3.03 below.

                                  ARTICLE II
                                  ----------
                                    General
                                    -------

     2.01 Name of the Limited Liability Company. The name of the limited liability company formed hereby is ATG Catalytics L.L.C. The name of the LLC may be changed at any time or from time to time with the approval of the Manager and the Consent of the Members.

     2.02 Office of the Limited Liability Company; Agent for Service of Process. The address of the registered office of the LLC for purposes of Section 18-103 of the Act is c/o CT Corporation System, 1209 Orange Street, Wilmington, Delaware 19801. The name and address of the resident agent for service of process for the LLC is c/o CT Corporation System, 1209 Orange Street, Wilmington, Delaware 19801. The Manager may establish places of business of the LLC within and without the State of Delaware, as and when required by the LLC's business and in furtherance of its purposes set forth in Section 2.04 hereof, and may appoint agents for service of process in all jurisdictions in which the LLC shall conduct business. The Manager may cause the LLC to change from time to time its resident agent for service of process, or the location of its registered office in Delaware.

     2.03 Organization. The Manager shall cause to be filed such certificates and documents as may be necessary or appropriate to comply with the Act and any other applicable requirements for the operation of a limited liability company in accordance with the laws of the State of Delaware and any other jurisdictions in which the LLC shall conduct business, and shall continue to do so for so long as the LLC conducts business therein.

     2.04 Purposes and Powers. The general character of the business of the LLC is to engage in the processing and treatment of hazardous waste, and, any activities directly or indirectly related or incidental thereto, and to carry on any business activity permissible under the Act.

     Subject to all other provisions of this Agreement, in furtherance of the conduct of its business, the LLC is hereby authorized:

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     (a)   to enter into, execute, modify, amend, supplement, acknowledge, deliver, perform and carry out contracts of any kind, including operating agreements of limited liability companies (whether as a member or manager), joint venture agreements, limited partnership and general partnership agreements, contracts with Affiliates, including other contracts establishing business arrangements or organizations necessary to, in connection with, or incidental to the accomplishment of the purposes of the LLC;

     (b) to borrow money and issue evidences of indebtedness or guarantees in furtherance of any or all of the purposes of the LLC, and to secure the same by mortgages, pledges or other liens on the property of the LLC;

     (c) to the extent that funds of the LLC are available therefor, to pay all expenses, debts and obligations of the LLC,

     (d) to enter into or engage in any kind of activity necessary to, in connection with, or incidental to the accomplishment of the purposes of the LLC, so long as said activities may be lawfully carried on or performed by an LLC under the laws of the State of Delaware; and

     (e) to take any other action not prohibited under the Act or other applicable law.

     2.05  Members. The Members of the LLC are identified on Schedule A hereto.
                                                             -----------
Additional Members may be admitted to the LLC pursuant to and in accordance with
Article III hereof.

     2.06 Designation of Manager. ATG, Inc. is hereby designated as the initial and sole Manager of the LLC. The Manager may hold an interest in the LLC as a Member, and such person's rights and interest as a Manager shall be distinct and separate from such person's rights and interest as a Member. Any Manager may withdraw or be removed as a Manager of the LLC and other persons added or substituted to serve as Managers pursuant to Section 6.05 herein.

     2.07 Liability of Members. The liability of the Members for the losses, debts and obligations of the LLC shall be limited to their capital contributions; provided, however, that under applicable law, the Members may under certain circumstances be liable to the LLC to the extent of previous distributions made to them in the event that the LLC does not have sufficient assets to discharge its liabilities. Notwithstanding the foregoing, (i) no Member, in its capacity as a Member (or, if applicable, as a Manager), shall have any liability to restore any negative balance in its Capital Account and
(ii) the failure of the LLC to observe any formalities or requirements relating to the exercise of its powers or the management of its business or affairs under this Agreement or the Act shall not be grounds for imposing personal liability on the Members or Managers for liabilities of the LLC.

     2.08 Notices of Default. No Member or Manager shall be obliged to give notice of an existing or potential default of any obligation of the LLC to any of the Members, nor shall any

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Member or Manager be obligated to make any capital contributions or loans to the
LLC or otherwise supply or make available any funds to the LLC, even if the failure to do so would result in a default of any of the LLC's obligations or the loss or termination of all or any part of the LLC's assets or business.

     2.09 Investment Representations. Each Member, by execution of this Agreement or an amendment hereto reflecting such Member's admission to the LLC, hereby represents and warrants to the LLC the following:

     (a) It is acquiring an interest in the LLC for its own account for investment only, and not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act, or any role or regulation thereunder.

     (b) It understands that (i) the interest in the LLC it is acquiring has not been registered under the Securities Act or applicable state securities laws and cannot be resold unless subsequently registered under the Securities Act and such laws or unless an exemption from such registration is available; (ii) such registration under the Securities Act and such laws is unlikely at any time in the future and neither the LLC nor the Members or Manager are obligated to file a registration statement under the Securities Act or such laws; and (iii) the assignment, sale, transfer, exchange or other disposition of the interests in the LLC is restricted in accordance with the terms of this Agreement.

     (c) It has had such opportunity as it has deemed adequate to ask questions of and receive answers from the Manager or other representatives of the LLC concerning the LLC, and to obtain from representatives of the LLC such information that the LLC possesses or can acquire without unreasonable effort or expense, as is necessary to evaluate the merits' and risks of an investment in the LLC.

     (d) It has, either alone or with its professional advisers, sufficient experience in business, financial and investment matters to be able to evaluate the merits and risks involved in investing in the LLC and to make an informed investment decision with respect to such an investment.

     (e) It can afford a complete loss of the value of its investment in the LLC and is able to bear the economic risk of holding such investment for an indefinite period.

     (f) If it is an entity, (i) it is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (ii) it has full organizational power to both execute and deliver this Agreement and perform its obligations hereunder; (iii) its execution, delivery and performance of this Agreement has been authorized by all requisite action on behalf of the entity; and (iv) it has duly executed and delivered this Agreement.

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     2.10  No State Law Partnership. The Members intend that the Company shall not be a partnership (including, without limitation, a limited partnership) or joint venture, and that no Member or the Company shall be a partner or joint venturer of any other Member or the Company, for any purposes other than federal, if applicable, state and local tax purposes, and this Agreement Shall not be construed to the contrary. The Members intend that the Company shall be treated as a partnership for federal and, if applicable, state and local tax purposes, and each Member and the Company shall file all tax returns and shall otherwise take all tax and financial reporting positions in a manner consistent with such treatment.

                                  ARTICLE III
                                  -----------
                           Membership; Member Units
                           ------------------------

     3.01 Members. The Company shall, at all times, have one or more Members. On or prior to the date hereof, each Member has made a contribution to the capital of the Company in the aggregate amount and in the manner set forth opposite its name on Schedule A attached hereto (each member's contribution, the
                     -----------
"Initial Capital Contribution"). Each Member shall execute a counterpart to this Agreement. When a person or entity is admitted as a new Member in accordance with the provisions of this Agreement, it shall execute a counterpart to this Agreement and its name shall be added to Schedule A.
                                         -----------

     3.02 No Authority to Bind the Company. No Member (in its capacity as a Member) shall have the authority or power to represent or act for or on behalf of the Company, to do any act that would be binding on the Company or to make any expenditures or incur any obligations on behalf of the Company (unless such Member is an officer or Manager of the Company authorized to do such act, make such expenditure or incur such expenditure and such Member is acting in such capacity). The management of the business and affairs of the Company shall be vested in the Manager of the Company and, pursuant to the delegation of authority by the Manager, the Company's officers.

     3.03 Member Units; Voting Rights. Each Member's interest in the Company (including such Member's interest, if any, in the capital, income, gains, losses, deductions and expenses of the Company and the right to vote, if any, on certain Company matters as provided herein) shall be represented by "Units" (each, individually a "Unit," and any number of Units, including fractions thereof, "Units"). Initially, the Units shall be comprised of Common Units and Non-Voting Common Units. The ownership by a Member of Units shall entitle such Member to allocations of profits and losses and other items and distributions of cash and other property as set forth in Article V hereof. The Company may issue Common Units in accordance with the terms set forth in this Agreement upon the approval of the Manager. Except as otherwise expressly provided in this Agreement, Members holding Non-Voting Common Units shall not be, by reason of such ownership, entitled to vote on matters voted on by the Members holding Common Units. The Manager may cause the Company to issue to the Members certificates representing the Units held by such Members.

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     3.04  Issuance of Additional Units and Interests. Subject to Section 3.03
and Article IX, the Manager shall have the right to cause the Company to issue
(a) additional Units or other interests in the Company (including other classes or series thereof having different rights); (b) obligations, evidences of indebtedness or other securities or interests convertible or exchangeable into Units or other interests in the Company; and (c) warrants, options or other rights to purchase or otherwise acquire Units or other interests in the Company; provided that the Company shall not issue Units to any person or entity unless such person or entity shall have executed a counterpart to this Agreement and completed the information required on Schedule A.
                                      -----------

     3.05 Repurchase or Vesting of Units. The Manager may, in his sole discretion, determine that any or all Units may be subject to vesting and/or repurchase restrictions. Such vesting and/or repurchase restrictions shall be set forth in a separate equity restriction agreement by and among the Company and each such member holding Units subject to vesting and/or repurchase restrictions.

     3.06 Meetings of Members. Meetings of the Members may be called by the Manager at any time or by Members holding at least 51% of the Percentage Interests based on then-outstanding Units entitled to vote. The Manager or the Members calling such meeting, as applicable, shall designate any place as the place of such meeting of the Members. Written notice stating the place, day and hour of the meeting and the purpose therefor shall be delivered to each Member not less than seven nor more than 30 days before such meeting. If all of the Members meet at any time and place and consent to the holding of a meeting at such time and place, such meeting shall be valid without notice and any Company action which may be taken at a meeting of the Members may be taken at such meeting.

     3.07 Quorum; Manner of Acting. At each meeting of the Members, the Members holding Units representing Percentage Interests of 51% or more, calculated solely with reference to Units having a right to vote, shall constitute a quorum for the transaction of any business which may be taken at such a meeting. In the absence of a quorum, any Member present at such meeting shall have the power to adjourn such meeting until a quorum shall be constituted. The Consent of the Members entitled to vote and represented at such meeting where a quorum is present shall constitute the act of the Members.

     3.08 Proxies; Written Actions; Telephonic Participation. At any meeting of the Members, a Member may vote by proxy executed in writing by such Member. Any action required to be, or which may be, taken by Members may be taken without a meeting if Consented thereto in a writing setting forth the action so taken and signed by Members holding Percentage Interests equal to 51% or more, calculated solely with reference to Units which are entitled to vote thereon. Members may participate in any meeting through telephonic or similar communications equipment by which all persons participating in the meeting can hear one another and such participation shall constitute presence in person at such meeting.

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                                  ARTICLE IV
                                  ----------
                               Capital Accounts
                               ----------------

     4.01 Capital Accounts. There shall be established on the books of the Company a Capital Account for each Member that shall consist of such Member's Initial Capital Contribution to the Company as reflected in the books and records of the Company, and shall be:

           (a) increased by (i) any additional capital contributions made by such Member as so reflected, and (ii) any amounts from time to time added to the Capital Account of such Member pursuant to Article V;

           (b) decreased by (i) any distributions made to such Member pursuant to Article V and (ii) any amounts from time to time subtracted from the Capital Account of such Member pursuant to Article V; and

           (c) otherwise adjusted in accordance with the tax accounting principles set forth in Treasury Regulations Section 1.704-1(b)(2)(iv).

     4.02 Accounting for Distributions in Kind. For purposes of maintaining Capital Accounts when Company property is distributed in kind,

           (a) the Company shall treat such property as if it had been sold for its fair market value on the date of distribution,

           (b) any difference between the fair market value of such property as so determined and the adjusted tax basis (determined without regard to any election made pursuant to Section 754 of the Internal Revenue Code of 1986, as amended (the "Code")) of such property shall be allocated to the Capital Account of the Partners pursuant to Article V; and

           (c) the Capital Account of any Member receiving a distribution of such property shall be reduced by the fair market value of the property so received, net of any liabilities that such Member is considered to assume or take subject to under Section 752 of the Code.

     4.03 Compliance with Treasury Regulations. The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Code Section 704(b) and Treasury Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such regulations.

     4.04 Interest. No Member shall be paid interest on any Capital Contribution to the Company or on the balance of such Member's Capital Account.

     4.05 Loans from Members. Any Member may make a loan to the Company and any loan by a Member to the Company shall not be considered a Capital Contribution.

     4.06 Effect of Assignment. In the event of any assignment of Units pursuant to Article IX, the assignee shall succeed to the Capital Account of the assignor with respect to the Units transferred.

                                   ARTICLE V
                                   ---------
                         Allocations and Distributions
                         -----------------------------

     5.01 General. Subject to the provisions of Section 18-607 of the Act, and except as required by this Agreement, including Section 5.02 hereof, distributions may be made to Members holding Units at such time and in such amounts as the Manager deems necessary or appropriate, in his sole discretion. Notwithstanding the foregoing, the net proceeds of an Approved Sale shall be distributed to Members within five business days following the consummation of such Approved Sale. All distributions (i) shall be subject to the retention and establishment of such reserves as the Manager deems necessary with respect to the reasonable business needs of the Company, including reserves with respect to any contingent liabilities of the Company as a result of an Approved Sale, and
(ii) except with respect to Tax Distributions pursuant to Section 5.02, shall be made only in the following order and priority'

     All distributions shall be made to the Members holding Units pro rata according to their respective Capital Accounts.

     5.02 Tax Distributions. To the extent funds of the Company may be legally available for distribution by the Company, the Manager shall cause the Company to distribute to the Members holding Units with respect to each fiscal quarter of the Company an amount of cash (a "Tax Distribution") which equals (a) the amount of taxable income allocable to such Members with respect to such fiscal quarter, multiplied by (b) a percentage determined, in the sole discretion of the Manager, to be a reasonable estimate of the applicable combined marginal federal, state and local income tax rates to which a Member may be subject and taking into account the deductibility of state income tax for federal income tax purposes, with such distribution to be made to the Members in the same proportions that taxable income was allocated to the Members during such fiscal quarter. Tax Distributions shall be made prior to distributions pursuant to
Section 5.01 hereof and shall not be considered distributions of Unreturned Capital to Members.

     5.03 Allocations of Net Profits and Net Losses. Net Profits and Net Losses for any fiscal year shall be allocated among the Members holding Units in accordance with their respective Percentage Interests.

     5.04 Amounts Withheld. All amounts withheld from or offset against any distribution to a Member, whether pursuant to Section 10.04 hereof, by reason of a required tax withholding, or pursuant to an equity restriction agreement between the Company and such Member, shall be treated as amounts distributed to such Member pursuant to this
Article V for all purposes under this Agreement.

     5.05 Tax Allocations; Code Section 704(c).

           (a) The income, gains, losses, deductions and expenses of the Company shall be allocated, for federal, state and local income tax purposes, among the Members holding Units in accordance with the allocation of such income, gains, losses, deductions and expenses among the Members holding Units for computing their Capital Accounts, except that if any such allocation is not permitted by the Code or other applicable law, the Company's subsequent income, gains, losses, deductions and expenses shall be allocated among the Members holding Units so as to reflect as nearly as possible the allocation set forth herein in computing their Capital Accounts.

           (b) In accordance with Code Section 704(c) and the Treasury Regulations thereunder, income, gains, loss, deduction and expense with respect to any property contributed to the capital of the Company shall, solely for tax purposes, be allocated among the Members holding Units so as to take account of any variation between the adjusted basis of such property to the Company for federal income tax purposes and its fair market value at the time of contribution.

           (c) If the Book Value of any Company asset is adjusted pursuant to
Section 4.02, subsequent allocations of items of taxable income, gain, loss, deduction and expense with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Book Value in the same manner as under Code Section 704(c).

           (d) Allocations pursuant to this Section 5.05 are solely for purposes of federal, state and local taxes and shall not effect, or in any way be taken into account in computing, any Member's Capital Account or share of profits, losses, other items or distributions pursuant to any provisions of this Agreement.

                                  ARTICLE VI
                                  ----------
                           Management of the Company
                           -------------------------

     6.01 Management of the LLC. Subject to the provisions of this Agreement, the overall management and control of the business and affairs of the LLC shall be vested in the Manager, who may, in his discretion, delegate such management and control to officers of the LLC. The Manager shall devote, and shall cause the officers to devote, such time to the affairs of the LLC as may be reasonably necessary for performance of their respective duties hereunder.

     Specifically, but not by way of limitation, and subject to all other provisions of this Agreement, the Manager shall be authorized in the name of and on behalf of the LLC, or in its own name and on its own behalf, as appropriate, to do all things necessary or appropriate to carry on the business and purposes of the LLC, including, without limitation, the following:

     (i)    sell all or substantially all of the assets or Units of the LLC;

     (ii)   liquidate, reorganize or dissolve the Company;

     (iii) engage in a Section 351 Transaction (as defined in Section 9.06 herein);

     (iv) to acquire by purchase, lease, exchange or otherwise, and to sell, finance, refinance. encumber and otherwise deal with, any personal property;

     (v) to borrow money and issue evidences of indebtedness, guarantee loans and secure the same by mortgage, deed of trust, pledge or other lien on any assets or property of the LLC, and pay, prepay, extend, amend or otherwise modify the terms of any such borrowings;

     (vii) to employ executive, administrative and support personnel in connection with the business of the LLC; and to pay salaries, expense reimbursements, employee benefits, fringe benefits, bonuses and any other form of compensation or employee benefit to such persons and entities, at such times and in such amounts as may be determined by the Manager in his sole discretion; and to issue Units to such persons and determine the repurchase/vesting provisions, if any, applicable to such Units;

     (viii) to hire or employ such agents, employees, managers, accountants, attorneys, consultants and other persons necessary or appropriate to carry out the business and operations of the LLC, and to pay fees, expenses, salaries, wages and other compensation to such persons;

     (ix) to pay, extend, renew, modify, adjust, submit to arbitration, prosecute, defend or compromise, upon such terms as it may determine and upon such evidence as it may deem sufficient, any obligation, suit, liability, cause of action or claim, including taxes, either in favor of or against the LLC;

     (x) to determine the appropriate accounting method or methods to be used by the LLC;

     (xi) to establish and maintain reserves for such purposes and in such amounts as it deems appropriate from time to time;

     (xii) to pay all organizational expenses and general and administrative expenses of the LLC;

     (xiii) to deal with, or otherwise engage in business with, and provide services to and receive compensation therefor from, any person who has provided or may in the future provide any services to, lend money to, sell property to or purchase property from the LLC;

     (xiv) to engage in any kind of activity and to perform and carry out contracts of any kind necessary to, or in connection with, or incidental to the accomplishment of the purposes of the LLC,

     (xv) to pay any and all fees and to make any and all expenditures that the Manager, in his sole discretion, deems necessary or appropriate in connection with the organization of the LLC, the management of the affairs of the LLC, and the carrying out of the LLC's obligations and responsibilities under this Agreement;

     (xvi) to cause the LLC and its properties and assets to be maintained and operated in such a manner as the Manager may determine; subject, however, to obligations imposed by applicable laws or by any mortgage or security interest encumbering the LLC and such properties and assets from time to time, and by any lease, rental agreement or other agreement pertaining thereto;

     (xvii) to cause to be obtained and continued in force all policies of insurance required by any mortgage, lease or other agreement relating to the LLC's business or any part thereof, or determined by the Manager to be in the best interests of the LLC;

     (xviii) to cause to be paid any and all taxes, charges and assessments that may be levied, assessed or imposed on any of the assets of the LLC unless the same are contested by the Company;

     (xix) to perform any other act the Manager may deem necessary, convenient or desirable for the LLC for the conduct of the LLC's business;

     (xx)    to approve and adopt the Budget;

     (xxi)   to acquire the assets or stock of any other business or equity; and

     (xxii) to exercise all powers and authority granted by the Act to Managers, except as otherwise provided in this Agreement.

     6.02 Compensation of Managers. Payment shall be made by the LLC to any Manager or Member for such Manager's or Member's services as a Manager in such amounts and for such services as is set forth in a Management Agreement to be entered into by and between the Company and the Manager. The Manager shall be entitled to reimbursement from the LLC for all expenses incurred by such Manager in managing and conducting the business and affairs of the LLC.

     6.03  Exculpation and Indemnification; Fiduciary Duty.

     (a) The Members' respective obligations to each other are limited to the express obligations described in this Agreement, which obligations the Members shall carry out with ordinary prudence and in a manner characteristic of business persons in similar circumstances. No Member shall be a fiduciary of, or have any fiduciary obligations to, the other Members in connection with the LLC, this Agreement, or such Member's performance of its obligations under this Agreement; and each Member hereby waives to the fullest extent permitted by applicable law any rights it may have to claim any breach of fiduciary obligation under this Agreement or in connection with the LLC.

     (b) No Manager or its Affiliates shall have any liability to the LLC or to any Member for any loss suffered by the LLC that arises out of any action or inaction of any Manager or its Affiliates, if such Manager or its Affiliates, as the case may be, in good faith, determined that such course of conduct was in the best interests of the LLC and such course of conduct did not constitute gross negligence or willful misconduct of such Manager or its Affiliates.

     (c) Each Member and Manager and its Affiliates shall be indemnified by the LLC against any losses, judgments, liabilities, expenses and amounts paid in settlement of any claims sustained by it with respect to actions taken by such Member and Manager or its Affiliates on behalf of the LLC; provided that no indemnification shall be provided for any person or entity with respect to any matter as to which it shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that its action was in the best interests of the LLC.

     Without limiting the foregoing, the LLC shall cause such indemnification to include payment by-the LLC of expenses incurred in defending a civil or criminal action or proceeding in advance of the final disposition of such action or proceeding, upon receipt of an undertaking by the person or entity indemnified to repay such payment if it shall be adjudicated not to be entitled to indemnification under this Section 6.03, which undertaking may be accepted without reference to the financial ability of such person or entity to make repayment. Any indemnification to be provided hereunder shall be provided even if the person or entity to be indemnified is no longer a Member or Manager or an Affiliate of a Member or Manager.

     6.04 Other Activities. The Members, Manager and any of their Affiliates may engage in and possess interests in other business ventures and investment opportunities of every kind and description, independently or with others, including serving as directors, officers, stockholders, managers, members and general or limited partners of corporations, partnerships or other LLCs with purposes similar to or the same as those of the LLC. Neither the LLC nor any other Member or Manager shall have any rights in or to such ventures or opportunities or the income or profits therefrom.

     6.05 Withdrawal or Termination of the Manager. The Manager may resign from, retire from, abandon or otherwise terminate his, her or its status as a Manager after 60 days' written notice to all Members. If a Manager has given such notice, such Manager shall not unreasonably withhold his, her or its approval of any proposed new Manager who has the Consent of the other Members. A Manager's status as a Manager may be terminated at any time by action of at least 70% of the Percentage Interests held by the Common Members. If the terminated Manager is also a Member, no such termination shall modify such person's rights or obligations as a Member.

     6.06 Additional or Substituted Manager. Managers may be selected from among the Common Members (or may be admitted, as both Managers and Members, to the LLC) at any time upon the written approval of, and with such rights, obligations, responsibilities and economic interest as may be approved by all other Managers, if any, with the unanimous approval of the Common Members.

     6.07 Action by Manager. Any action required to be, or which may be, taken by the Manager may be taken without a meeting if consented thereto in a writing setting forth the action so taken and signed by the Manager (or a majority of the Managers is there is more than one). Such consent shall have the same force and effect as a vote at a meeting.

                                  ARTICLE VII
                                  -----------
                                   Officers
                                   --------

     7.01 Designation of Officers. The Manager may, from time to time, designate one or more persons to be officers of the Company. No officer need be a resident of the State of Delaware or a Member. Any officers so designated shall have such authority and perform such duties as the Manager may, from time to time, proscribe or as may be provided in this Agreement. The Manager may assign titles to particular officers and the officers of the Company may include, without limitation, a Chairman of the Company, a Vice Chairman of the Company, President, Executive Vice President, Treasurer, Secretary and Assistant Secretary. Unless the Manager otherwise specifies, if the title is one commonly used for officers of a business corporation, the assignment of such title shall constitute the delegation to such officer of the authority and duties that are normally associated with that office, subject to any specific delegation of authority and duties made to such officer by the Manager. Each officer shall hold office until his or her successor shall be duly designated and shall qualify or until his or her death or until he or she shall resign or shall have been removed. Any number of offices may be held by the same individual. The salaries and other compensation, if any, of the officers and agents of the Company shall be fixed from time to time by the Manager.

     7.02 Resignation. Any officer of the Company may resign at any time by giving written notice to the Manager, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Any officer may be removed as such, either with or without cause, by the Manager whenever in its judgment the best interests of the Company shall be served thereby; provided that such removal shall be without prejudice to the contract rights, if any, of the individual so removed. Designation of an officer shall not of itself create contract rights. Any vacancy occurring in any office of the Company may be filled by the Manager.

     7.03 Duties of Officers Generally. Each officer shall owe to the Company and its Members the same duties of care and loyalty that such person would owe to a corporation and its stockholders as an officer thereof under the laws of the State of Delaware.

     7.04 Binding the LLC. The signature of the Manager, Chairman, Vice Chairman, President, or any other officer so designated by the Manager, Chairman, Vice Chairman or the President, as applicable, on any agreement, contract, instrument or other document shall be sufficient to bind the LLC in respect thereof, and conclusively evidence the authority of such officer and the LLC with respect thereto, and no third party need look to any other evidence or require the joinder or consent of any other party.

                                 ARTICLE VIII
                                 ------------
                                Fiscal Matters
                                --------------

     8.01 Books and Records. The Company shall keep complete and accurate books and records of the LLC, which shall be maintained and be available, in addition to any documents and information required to be furnished to the Members under the Act, at the office of the LLC for examination and copying by any Member or Manager, or his, her or its duly authorized representative, at its reasonable request and at its expense during ordinary business hours. The LLC shall have no obligation to deliver or mail a copy of the Certificate or any amendment thereto to the Members.

     8.02 Bank Accounts. The Manager shall be responsible for causing one or more accounts to be maintained in a bank (or banks) which is a member of the F.D.I.C., which accounts shall be used for the payment of the expenditures incurred by the Company in connection with the business of the LLC, and in which shall be deposited any and all cash receipts of the LLC. All deposits and funds not needed for the operations of the LLC may be invested in short-term investments, including securities issued or fully guaranteed by United States government agencies, certificates of deposit of banks, bank repurchase agreements coveting the securities of the United States government, commercial paper, money market funds, interest-bearing time deposits in banks and thrift institutions and such other similar investments as the Manager may approve. All such amounts (including, without limitation, interest and other investment profits) shall be and remain the property of the LLC, and shall be received, held and disbursed by the Manager for the purposes specified in this Agreement. There shall not be deposited in any of said accounts any funds other than funds belonging to the LLC, and no other funds shall in any way be commingled with such funds. Withdrawals from any LLC bank or similar account shall be made and other activity conducted on such signature or signatures as shall be approved by the Manager.

     8.03 Fiscal Year. The fiscal year of the LLC shall end on December 31 of each year.

     8.04 Tax Matters Partner. The Manager shall designate the "tax matters partner" of the LLC, who shall initially be William Hewitt. If at any time such person is not eligible under the Code to serve, or refuses to serve, as the tax matters partner, another Member shall be designated by the Managers to serve as the tax matters partner. The tax matters partner is hereby authorized to and shall perform all duties of a tax matters partner under the Code and shall serve as tax matters partner until its resignation or until the designation of its successor, whichever occurs sooner.


                                  ARTICLE IX
                                  -----------
                            Transfers of Interests
                            ----------------------

     9.01  General Restrictions on Transfer of Interests by Member

           (a) No Member may Transfer his, her or its legal or beneficial interest in the LLC (including without limitation, by resignation as a member of the LLC), unless such Transfer of Units (a) is pursuant to applicable laws of descent and distribution (b) is Consented to by the Members holding Common Units, (c) are Units that are repurchased by the Company pursuant to equity restriction agreements between the Company and the holder of such Units. Except for transfers pursuant to (c) above, the restrictions on Transfer shall continue to be applicable to the Units granted after any such transfer, the transferees of such Units shall have agreed in writing to be bound by the provisions of this Agreement and the Member effecting such Transfer (the "Transferring Member") or its estate notifies the Company of the name of the transferees. Unless an assignee becomes a substituted Member in accordance with the provisions of
Section 9.01 (b), it shall not be entitled to any of the rights granted to a Member hereunder.

           (b) An assignee of the interest of a Member, or any portion thereof, shall become a substituted Member entitled to all the rights of a Member if, and only if:

               (i)   the assignor gives the assignee such right;

               (ii) the other Members, acting by Consent, shall have approved such substitution, and if the Transferring Member is a Manager, which approval shall specify whether such assignee shall assume the role and duties of Manager in respect of the assigned interest, and, if such assignee is not to assume such role and duties, that there is a least one remaining Manager; or, if there is no remaining Manager, the Members, acting by Consent, shall have elected to continue the LLC and, if they so desire, have selected a new Manager or Managers and entered into an agreement with such new Manager(s) as to their economic interests, if any, in the LLC, and their other rights, duties and responsibilities;

               (iii) the assignee pays to the LLC all costs and expenses incurred in connection with such substitution, including, specifically, without limitation, costs incurred in the review and processing of the assignment and in amending the LLC's current Certificate and/or Operating Agreement, if required; and

               (iv) the assignee executes and delivers an Amendment to this Agreement (and to the Certificate, if required), which Amendment shall be executed by the Manager and such assignee, and such other instruments, in form and substance satisfactory to the Manager (or, if clause (iii), above, is applicable, to the Members acting by Consent. in connection with such substitution), as may be necessary, appropriate or desirable to effect such substitution and to confirm the agreement of the assignee to be bound by the terms and provisions of this Agreement.

           (c) The LLC and the Manager shall be entitled to treat the record owner of any LLC interest as the absolute owner thereof in all respects, and shall incur no liability for distributions of cash or other property made in good faith to such owner until such time as a written assignment of such interest has been received and accepted by the Manager and recorded in the books of the LLC. In no event shall any membership interest, or any portion thereof, be sold, transferred or assigned to a minor or incompetent, and any such attempted sale, transfer or assignment shall be void and ineffectual and shall not bind the LLC or the Manager.

     9.02 Termination of Restrictions. The restrictions on the transfer of Units set forth herein shall continue with respect to each Unit following any transfer thereof.

     9.03 Void Transfers. Any transfer by any Member of any Units or other interests in the Company in contravention of this Agreement shall be void and ineffectual and shall not bind or be recognized by the Company or any other party. No purported assignee shall have any right to vote on any matter or any right to any profits, losses, or distributions, receive reports or other information or to inspect the records, of the Company.

     9.04  Effect of Assignment.

           (a) An assignment pursuant to this Agreement entitles the assignee to receive any allocations of income, gain, loss, deduction, credit or similar item, and to receive any distribution or distributions, that assignor was entitled to receive prior to the assignment with respect to the Units assigned. An assignor shall cease to be a Member, and shall not be entitled to exercise any rights or powers of a Member, upon assignment of all of the assignor's Units and the admission of the assignee (or assignees) as a Member (or Members). The pledge of, or granting of, a security interest, lien or other encumbrance in or against, any or all of the Units of a Member shall not cause the Member to cease to be a Member or to cease to have the power to exercise any rights or powers of a Member

           (b) No assignee shall participate in the management, business or affairs of the Company unless and until such assignee is admitted to the Company as a Member in the manner provided herein.

           (c) Until an assignee of a Unit(s) becomes a Member, the assignee shall have no liability as a Member solely as a result of the assignment.

     9.05 Section 351 Transaction. Upon the Consent of the Members holding Common Units to a plan to incorporate the Company (the "Incorporation Plan"), each Member will transfer such Member's Units to a corporation specifically formed for such purpose (the "Successor Corporation") in exchange for stock of the Corporation in a transaction (the "Section 351 Transaction") intended to qualify under Section 351 of the Internal Revenue Code of 1954, as amended. Each Unit will be valued as if the Company had effectuated a complete liquidation hereunder. Pursuant to the Incorporation Plan, each Common Unit will be exchanged for one share of common stock of the Successor Corporation. The Company shall pay any and all organizational, legal and accounting expenses and filing fees incurred in connection with the Section 351 Transaction. The Successor Corporation shall issue its stock in the Section 351 Transaction in accordance with the Incorporation Plan, which shall specify the classes of stock for which the Units shall be exchanged and which shall attach as exhibits the form of organizational document which shall set forth the rights and privileges of such classes of stock and, if applicable, such other documents and agreements as shall be necessary to confer the rights, privileges and preferences conferred on the holders of Units in Article IX of this Agreement on the holders of such classes or series of stock which shall be issued in exchange for such Units.

                                   ARTICLE X
                                   ---------
                                 Miscellaneous
                                 -------------

     10.01 Events Causing Dissolution. The LLC shall be dissolved and its affairs wound up upon the following:

     (a) the sale or other disposition of all or substantially all of the assets of the LLC;

     (b) the election to dissolve the LLC made in writing by the Members holding Common Units;

     (c) any consolidation or merger of the LLC with or into any entity, following which the LLC is not the resulting or surviving entity; or

     (d) upon the occurrence of an event specified under the laws of the State of Delaware as one effecting dissolution; except that where, under the terms of this Agreement or the Act, the LLC is not to terminate, the LLC shall immediately be reconstituted and reformed on all the applicable terms, conditions and provisions of this Agreement.

     10.02 Continuation of the LLC. Notwithstanding the occurrence of an event described in Section 10.01 (a) or (c) above, the LLC shall not be dissolved, and its business and affairs shall not be discontinued, and the LLC shall remain in existence as a limited liability company under the laws of the State of Delaware if the remaining Members, acting by Consent, elect within 90 days after such occurrence to continue the LLC and the LLC's business, and designate from among the Members one or more Managers.

     10.03 Procedures on Dissolution. Dissolution of the LLC shall be effective on the day on which occurs the event giving rise to the dissolution, but the LLC shall not terminate until its Certificate shall have been canceled and the assets of the LLC shall, have been distributed as provided herein. Notwithstanding the dissolution of the LLC, prior to the termination of the LLC, as aforesaid, the business of the LLC and the affairs of the Members, as such, shall continue to be governed by this Agreement. The remaining Manager or, if there be none, a liquidator appointed with the Consent of the Members, shall liquidate the assets of the LLC, apply and distribute the proceeds thereof as contemplated by this Agreement and cause the cancellation of the Certificate.

     10.04  Distributions upon Liquidation.

     (a) After paying liabilities owed to creditors, the Manager or such liquidator shall set up such reserves as it deems reasonably necessary for any contingent or unforeseen liabilities or obligations of the LLC. Said reserves may be paid over by such Manager or such liquidator to a bank, to be held in escrow for the purpose of paying any such contingent or unforeseen liabilities or obligations and, at the expiration of such period as such Manager or such liquidator may deem advisable, such reserves shall be distributed to the Members or their assigns in the manner set forth in paragraph (b), below.

     (b) After paying such liabilities and providing for such reserves, the Manager or liquidator shall cause the remaining net assets of the LLC to be distributed to and among the Members in the order of priority set forth in
Article V hereof. In the event that any part of such net assets consists of notes or accounts receivable or other noncash assets, the Manager or liquidator may take whatever steps it deems appropriate to convert such assets into cash or into any other form that would facilitate the distribution thereof. If any assets of the LLC are to be distributed in kind, such assets shall be distributed on the basis of their fair market value, net of any liabilities.

                                  ARTICLE XI
                                  ----------
                              General Provisions
                              ------------------

     11.01 Notices. Any and all notices under this Agreement shall be given in writing, and shall be effective (a) on the fourth business day after being sent by registered or certified mail. return receipt requested, postage prepaid; (b) on the first business day after being sent by express mail, or commercial overnight delivery service providing a receipt for delivery; (c) on the date of hand delivery; or (d) on the date actually received, if sent by any other method. To be effective, all such notices shall be addressed, if to the LLC, both at its registered office under the Act and its principal executive offices, and if to a Member or Manager, at the last address of record on the LLC books.

     11.02 Binding Provisions. Subject to the restrictions on transfers set forth herein, the covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the parties hereto, their heirs, legal representatives, successors and assigns.

     11.03 Applicable Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware, including the Act, as interpreted by the courts of the State of Delaware, notwithstanding any roles regarding choice of law to the contrary.

     11.04 Counterparts. This Agreement may be executed in several counterparts, and, as so executed, shall constitute one agreement binding on all parties hereto, notwithstanding that all of the parties have not signed the same counterpart.

     11.05 Separability of Provisions. Each provision of this Agreement shall be considered separable. To the extent that any provision of this Agreement is prohibited or ineffective under the Act, this Agreement shall be considered amended to the smallest degree possible to make the Agreement effective under the Act (and, if the Act is subsequently amended or interpreted in such manner as to make effective any provision of this Agreement that was formerly rendered invalid, such provision shall automatically be considered valid from the effective date of such amendment or interpretation).

     11.06 Amendments. Except as otherwise specifically provided in this Agreement, this Agreement may be amended or modified by the Manager with the consent of the holders of the Common Units.

     11.07 Third-Party Beneficiaries. The provisions of this Agreement are not intended to be for the benefit of any creditor (other than a Member who is a creditor) or other person (other than a Member in his, her or its capacity as a Member) to whom any debts, liabilities or obligations are owed by (or who otherwise has any claim against) the LLC or any of the Members. Moreover, notwithstanding anything contained in this Agreement, no such creditor or other person shall obtain any rights under this Agreement or shall, by reason of this Agreement, make any claim in respect of any debt, liability or obligation (or otherwise) against the LLC or any Member or Manager.

     11.08 Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. The Members and the Manager hereby agree that each Member and each Manager shall be entitled to rely on the provisions of this Agreement, and no Member or Manager shall be liable to the LLC or any other Member or Manager for any action or refusal to act taken in good faith reliance on the terms of this Agreement.

     11.09 Gender. Whenever used herein, the singular number shall include the plural, the plural shall include the singular, and the use of any gender shall include all genders, unless the context requires otherwise.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the day and year first above written.


                                    ATG, INC.


                                    By:  /s/ William Hewitt
                                         --------------------------------
                                         Its duly authorized officer



                                    QUANTUM  CATALYTIC, LLC


                                    By:  /s/ John Preston
                                       -----------------------------------
                                         John Preston, Manager

                       SCHEDULE A TO OPERATING AGREEMENT
                       ---------------------------------

                                    MEMBERS

NAMES AND ADDRESSES                                                  CAPITAL
OF MEMBERS                     TYPE OF UNIT      NO. OF UNITS     CONTRIBUTION
-----------                    ------------      ------------     ------------

1. ATG, Inc.                    Common                900              $900
   47375 Freemont Boulevard
   Freemont, CA 94538

2. Quantum Catalytics, L.L.C.   Non-Voting Common     100              $100
   238 Main Street, Suite 201
   Cambridge, MA 02142